Net Revenues	12 Months Ended
Dec. 31, 2023
Receivables from contracts with customers [abstract]
Disclosure of revenue from contracts with customers [text block]	Net Revenues
The main business activities of Response comprise prevention, management, and emergency response to accidents involving hazardous or non-hazardous products in all modes of transportation, in addition, it provides industrial firefighters who work at customer’s facilities and has the largest and most complete training field in Latin America, training employees and clients with the most complete structure focused on emergency response and management in multimodal scenarios.
The Company promises a service to the customer at the contract, which could be stand-by to support or execute a spot service. The delivery of the service is identified as the single performance obligation in the respective contract.
The nature, amount, timing and uncertainty of Ambipar Emergency Response net revenue and cash flows may be affected by economic factors. The economic factors that most impact Ambipar Emergency Response net revenues and cash flow are associated with geographical areas. The following table presents net revenue disaggregated by geographical area for the periods indicated.

	December 31, 2023	December 31, 2022	December 31, 2021
Net Revenue from domestic market (*)	843,588	534,114	210,397
Net Revenue in the foreign market	1,746,372	1,150,782	611,806
Net revenue from services rendered	2,589,960	1,684,896	822,203

(*) Revenue represented by national (Brazil) clie,nts.